Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.
(each, a “Fund” and together, the “Funds”)

Supplement dated May 19, 2020 to the Prospectus dated July 31, 2019

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FUNDS’ PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

1.	Effective March 30, 2020, David B. Perkins, Chief Executive Officer, Co-Founder of Hatteras Funds, LP (d/b/a Hatteras Investment Partners) (the “Investment Manager”), the Investment Manager of Hatteras Master Fund, L.P., replaced Michael P. Hennen as a member of the Investment Manager’s investment committee. Mr. Hennen left his position at the Investment Manager on March 29, 2020 and accordingly, all references to Mr. Hennen should be deleted in their entirety and replaced with Mr. Perkins. Mr. Perkins’ biography can be found in the Funds’ Prospectus. Brian Murphy of Portfolio Advisors continues to serve on the investment committee.

2.	The following disclosure supplements the information in the Prospectus section entitled “Risk Factors-- General Risks”:

PANDEMIC RISK. The pandemic related to the novel coronavirus ("COVID-19") has adversely affected global economic activity and greatly contributed to significant deterioration and volatility in financial markets across the world. Depending on the severity and length of the outbreak, this pandemic could present material uncertainty and risk with respect to the Master Fund, the Funds, and the Adviser Funds, including each entity’s performance, the liquidity and valuation of its investments, collectability of amounts due from others, and on its overall financial condition. In addition, the impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could continue to adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The Investment Manager and the Funds have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that each Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that a Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which a Fund’s advisers rely and could otherwise disrupt the ability of a Fund’s service providers to perform essential tasks.

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Please retain this supplement for your reference.

Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.
(each, a “Fund” and together, the “Funds”)

Supplement dated May 19, 2020 to the Funds’ Statement of Additional Information dated July 31, 2019

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FUNDS’ SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1.	Effective March 30, 2020, David B. Perkins, Chief Executive Officer, Co-Founder of Hatteras Funds, LP (d/b/a Hatteras Investment Partners) (the “Investment Manager”), the Investment Manager of Hatteras Master Fund, L.P., replaced Michael P. Hennen as a member of the Investment Manager’s investment committee. Mr. Hennen left his position at the Investment Manager on March 29, 2020 and accordingly, all references to Mr. Hennen should be deleted in their entirety and replaced with Mr. Perkins.

2.	The table in the section entitled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” is amended to include the following information concerning Mr. Perkins.

In addition to the Funds, Mr. Perkins is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of March 31, 2020.

NAME OF INVESTMENT COMMITTEE MEMBERS	TYPE OF ACCOUNTS	TOTAL # OF ACCOUNTS MANAGED	TOTAL ASSETS	# OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE
David B. Perkins	Registered Investment Companies	1	$1,370,562	0	$0
	Other Pooled Investment Vehicles	5	$52,293,070	4	$50,019,801
	Other Accounts	0	$0	0	$0

3.	The section entitled “Portfolio Managers – Securities Ownership” is amended to include the following information concerning Mr. Perkins.

The following table sets forth the dollar range of shares beneficially owned by Mr. Perkins in the Funds as of March 31, 2020.

Name of Investment Committee Member	Dollar Range of Core Alternatives Institutional Fund	Dollar Range of TEI Institutional Fund
David B. Perkins	Over $1,000,000	$500,001-$1,000,000

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Please retain this supplement for your reference.